EXHIBIT (a)(1)(ii)

                              LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                            $1.00 Par Value Per Share

                                       of

                          FOODARAMA SUPERMARKETS, INC.

                                       to

                              SAKER HOLDINGS CORP.

                        Pursuant to the Offer to Purchase
                               Dated June 16, 2006

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
              TIME, ON JULY 19, 2006, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

     By Mail or Overnight Courier:                  By Hand Delivery:
American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
           Operations Center                 Attn: Reorganization Department
    Attn: Reorganization Department                  59 Maiden Lane
            6201 15th Avenue                         Concourse Level
        Brooklyn, New York 11219                New York, New York 10038

       By Facsimile Transmission:          To Confirm Facsimile Transmissions:
    (For Eligible Institutions Only)                 (718) 921-8317
             (718) 234-5001                     (For Confirmation Only)

      Delivery of this instrument and all other documents to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

      This Letter of Transmittal is to be used only if:

            o certificates for Shares (as defined below) are being forwarded along with this Letter of Transmittal, or

            o delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility and an Agent's Message will not be used.

      The terms "Depositary" and "Book-Entry Transfer Facility" are defined in the Offer to Purchase in the sections titled "The Offer -- Section 15. Fees and Expenses" and "The Offer --

Section 2. Acceptance For Payment and Payment For Shares," respectively. The term "Agent's Message" is defined in Instruction 2 below. Holders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." (See Instruction 2)

      Shareholders whose Share certificates are not immediately available or who cannot deliver the certificates for, or a Book-Entry Confirmation with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase in the section titled "The Offer -- Section 3. Procedures For Tendering Shares." The terms "Book-Entry Confirmation" and "Expiration Date" are defined in the Offer to Purchase in the sections titled "The Offer -- Section 2. Acceptance For Payment and Payment For Shares" and "The Offer -- Section 1. Terms of the Offer," respectively. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. (See Instruction 2)

[_] Check here if tendered Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver shares by book-entry transfer):

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

[_] Check here if tendered Shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owners(s): _______________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution which Guaranteed Delivery: _________________________________

[_] Check here if delivery is by book-entry transfer and provide the following information:

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

                         DESCRIPTION OF SHARES TENDERED
                           (See Instructions 3 and 4)

                         DESCRIPTION OF SHARES TENDERED
________________________________________________________________________________

  Name(s) and Address(es) of Registered              SHARES TENDERED
   Holder(s) (Please fill in exactly as    (Attach additional signed list, if
   name(s) appear(s) on Certificate(s)                 necessary)

                                           _____________________________________

                                             CERTIFICATE         TOTAL SHARES
                                            NUMBER(S) (1)       TENDERED (2)

                                           ________________    _________________

                                           ________________    _________________

                                           ________________    _________________

                                             Total Shares: _____________________

(1)   Need not be completed by Book-Entry Shareholders.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. (See Instruction 4)

[_] Check here if certificate(s) representing any of the Shares identified above has/have been lost, stolen or destroyed and indicate in the space below which Shares are represented by lost, stolen or destroyed certificate(s). (See Instruction 10).

                         ______________________________

                         ______________________________

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
                    INCLUDING THE ACCOMPANYING INSTRUCTIONS,
                                   CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Saker Holdings Corp., a Delaware corporation (the "Purchaser"), the above-described shares (the "Shares") of common stock, $1.00 par value per share ("Common Stock"), of Foodarama
Supermarkets, Inc. ("Foodarama") at $53.00 per Share, in cash (the "Consideration"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 16, 2006, and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for shares of Common Stock validly tendered and accepted for payment pursuant to the Offer.

      The undersigned hereby acknowledges receipt of the Offer. The undersigned further acknowledges that the Purchaser is controlled by a group consisting of Richard J. Saker, President and Chief Executive Officer of Foodarama, Joseph J. Saker, Chairman of Foodarama, Joseph J. Saker, Jr., Senior Vice President-Marketing and Advertising and Secretary of Foodarama, Thomas A. Saker, Vice President of Store Operations of Foodarama, and four other members of the Saker family.

      Subject to and effective upon acceptance for exchange of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      o present certificates for the Shares for cancellation and transfer on the books of Foodarama or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; and

      o receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, subject to the following representations and warranties, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to the Purchaser that:

      o the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

      o when and to the extent the Purchaser accepts Shares for exchange, the Purchaser will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

      o on request, the undersigned will execute and deliver any additional documents the Purchaser deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby;

      o the undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section of the Offer to Purchase captioned "The Offer--Section 3. Procedures for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer.

      All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificate(s) representing the Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

      Unless otherwise indicated under "Special Issuance Instructions," please issue the Consideration in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Consideration (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Consideration in the name(s) of, and mail said Consideration to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by Purchaser by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for exchange any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS - Only complete this Special Payment Instructions box if the Consideration is to be issued to person(s) other than the registered holder or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above:

Name(s): _______________________________________________________________________

________________________________________________________________________________
(Please print or type showing the full name(s) of person(s) to whom the Consideration should be issued)

________________________________________________________________________________
Address of person(s) to whom the Consideration should be issued (Please print):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)

Social Security or Taxpayer Identification Number(s) of person(s) to whom the Consideration should be issued:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(See Instruction 7) (See Substitute Form W-9 included herewith)

[_] Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

________________________________________
(Account Number)

Note: See Instruction 2 of this Letter of Transmittal regarding the requirement for a signature guaranty with respect to the endorsement required of the registered holder or representative thereof.

SPECIAL DELIVERY INSTRUCTIONS - Only complete this Special Delivery Instructions box if the Consideration is to be sent to the registered holder at an address other than the record address of the registered holder:

Name(s): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)

     (Please print or type showing the full name(s) of person(s) to whom the Consideration should be issued and the corresponding address(es))

          THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF SHARES BY THE
           PURCHASER FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT
          BETWEEN THE UNDERSIGNED AND THE PURCHASER UPON THE TERMS AND
               SUBJECT TO THE CONDITIONS OF THE OFFER TO PURCHASE.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                Please sign here
                      (to be completed by all shareholders)

Sign Here: _____________________________________________________________________

________________________________________________________________________________
                           (Signature(s) of Owner(s))

Dated: _________________________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

________________________________________________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Title: _________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated: _________________________________________________________________________

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

            (a) This Letter of Transmittal is signed by the registered holder(s) of the Shares exactly as the name(s) of the registered holder(s) appears on the certificate(s) tendered with this Letter of Transmittal (the term "registered holder" as used in this Section includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) and payment and delivery are to be made directly to such owner(s) unless such owner(s) has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

            (b) The Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible
Guarantor Institution," as such term is defined in Rule 17d-15 under the Exchange Act (each such entity, an "Eligible Institution").

      In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

      2. REQUIREMENTS FOR TENDER. This Letter of Transmittal is to be completed by Foodarama shareholders only if certificates for Shares are being forwarded along with this Letter of Transmittal or if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase in the section titled "The Offer -- Section 3. Procedures For Tendering Shares" and an Agent's Message (which term is defined below in this Instruction 2) is not being utilized. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either
(i) certificates for tendered Shares must be received by the Depositary at its address prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Offer to Purchase in the section titled "The Offer -- Section 3. Procedures For Tendering Shares" and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Offer to Purchase in the section titled "The Offer -- Section 3. Procedures For Tendering Shares."

      Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the

Offer to Purchase in the section titled "The Offer -- Section 3. Procedures For Tendering Shares."

      Pursuant to the guaranteed delivery procedures, (i) tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all those Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery. A "trading day" is any day on which the American Stock Exchange is open for business.

      The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

      THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHAREHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

      3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the

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

"Special Issuance Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Purchaser will be deemed to have been tendered.

      5.    SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

            (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with name(s) as written on the face of the certificate(s) without change whatsoever.

            (b) If the Shares are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

            (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

            (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or their certificate(s) for Shares not tendered are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

            (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Purchaser of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

      6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Purchaser will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares pursuant to the Offer to Purchase. If, however:

            (a) payment of the aggregate Consideration for Shares tendered hereby and accepted for exchange is to be made to any person other than the registered holder(s);

            (b) Shares not tendered or not accepted for exchange are to be registered in the name(s) of any person(s) other than the registered holder(s); or

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

            (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

then the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person will be payable by the tendering holder.

      7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered and/or Consideration are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or Consideration are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

      8. IRREGULARITIES. All questions as to the number of Shares to be accepted, the Consideration to be provided therefor and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or exchange for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Purchaser's interpretation of the terms of the Offer to Purchase (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. Neither the Purchaser nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice. UNDER NO CIRCUMSTANCES WILL THE PURCHASER PAY ANY INTEREST ON THE CONSIDERATION FOR THE TENDERED
SHARES, REGARDLESS OF ANY EXTENSION OF THE OFFER OR ANY DELAY IN MAKING SUCH PAYMENT.

      9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, MacKenzie Partners, Inc. at the addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

      10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the appropriate box under the heading "Description of Shares Tendered" above. THE SHAREHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

      11. SUBSTITUTE FORM W-9. Federal income tax law generally requires that a tendering holder whose Shares are accepted for exchange must provide the Depositary (as payor) with such holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is the holder's social security number. A holder who does not provide the Depositary with the correct TIN or an adequate basis for an exemption may be subject to a fifty dollar ($50) penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to twenty eight percent (28%) (or the then applicable rate) of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the U.S. Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the U.S. Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

      A holder who does not have a TIN should (a) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, (b) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and (c) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide the holder's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the holder furnishes such holder's TIN to the Depositary. The sixty (60) day rule does not apply to certain types of payments. The holder will be subject to backup withholding on all such payments until the holder provides such holder's TIN to the requester. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT THE HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

      If the Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, check the "Exempt from backup withholding" box in the line following the business name on the Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

      The Purchaser reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.

                                    IMPORTANT

      TO TENDER SHARES PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

           SPECIFIC INSTRUCTIONS FOR COMPLETION OF SUBSTITUTE FORM W-9

PART I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. Enter your name as shown on your income tax return on the "Name" line. You may enter your business, trade or "doing business as" name on the "Business name" line.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter the owner's name on the "Name" line and enter the LLC's name on the "Business name" line. Enter your SSN (or EIN, if you have one). Check the appropriate box for your filing status, then check the box for "Other" and enter "LLC" in the space provided. If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Other entities should enter their business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the "Business name" line. Check the appropriate box for your status and enter your EIN.

Note: See the chart on following pages for further clarification of name and TIN combination.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and other entities), from your local Social Security Administration office or the Internal Revenue Service ("IRS"). Resident aliens who are not eligible to get a SSN and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.

If you are asked to complete Substitute Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have sixty (60) days to get a TIN and give it to the requester before you are subject to backup withholding payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

      Social Security numbers ("SSN") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers ("EIN") have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

What Name and Number to Give the Requester

For this type of account:                                  Give name and SSN of:
-------------------------                                  ---------------------
1.    Individual                                           The individual

2.    Two or more individuals (joint account)              The actual owner of the account or, if combined
                                                           funds, the first individual on the account(1)

3.    Husband and wife (joint account)                     The actual owner of the account or, if joint funds,
                                                           either person(1)

4.    Custodian account of a minor (Uniform Gift to
      Minors Act)                                          The minor(2)

5.    Adult and minor (joint account)                      The adult or, if the minor is the only contributor,
                                                           the minor(1)

6.    Account in the name of guardian or committee for
      a designated ward, minor, or incompetent person      The ward, minor, or incompetent person(3)

7.    a.    The usual revocable savings trust account
            (grantor is also trustee)                      The grantor-trustee(1)

      b.    So-called trust account that is not a legal
            or  valid trust under state law                The actual owner(1)

8.    Sole proprietorship or single-owner LLC              The owner(4)

For  this type of account:                                 Give name and EIN of:
-------------------------                                  ---------------------

9.    Sole proprietorship or single-owner LLC              The owner(4)

10.   A valid trust, estate, or pension trust              The Legal entity (Do not furnish the identifying
                                                           number of the personal representative or trustee
                                                           unless the legal entity itself is not designated in
                                                           the account title.)(5)

11.   Corporate account or LLC electing corporate
      status on Form 8832                                  The corporation

12.   Association, club, religious, charitable,
      educational, or other tax-exempt organization        The organization

13.   Partnership or multi-member LLC                      The partnership

For  this type of account:                                 Give name and EIN of:
-------------------------                                  ---------------------
14.   A broker or registered nominee                       The broker or nominee

15.   Account with the Department of Agriculture in        The public entity
      the name of a public entity (such as a state or
      local government, school district, or prison)
      that receives agricultural program payments

----------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's SSN.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.

(4) You must show the name of the owner, and you may also enter you business or "doing business as" name. You may use either your SSN or your EIN (if you have one). If you are a sole proprietor, the IRS encourages the use of your SSN.

(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

           See guidelines for certification of Taxpayer Identification
            Number on Substitute Form W-9 for additional information

------------------------------------------------------------------------------------------------------------------------------
Substitute                                       Request for Taxpayer                                   Give form to the
Form  W-9                             Identification Number and Certification                           requester. Do not send
                                                                                                        to IRS.
------------------------------------------------------------------------------------------------------------------------------
                Name (as shown on your income tax return)

------------------------------------------------------------------------------------------------------------------------------
                Business name, if different from above

------------------------------------------------------------------------------------------------------------------------------

                                           Individual/                                                    Exempt from backup
Print or type   Check appropriate box: |_| Sole proprietor |_| Corporation |_| Partnership |_| Other- |_| withholding
------------------------------------------------------------------------------------------------------------------------------
                Address (number, street, and apt. or suite no.)                        Requester's name and address (optional)
--------------------------------------------------------------------------------------
                City, state, and ZIP code

------------------------------------------------------------------------------------------------------------------------------
                List account number(s) here (optional)

------------------------------------------------------------------------------------------------------------------------------
Part I                Taxpayer Identification Number (TIN)
------------------------------------------------------------------------------------------------------------------------------

Enter your TIN in the  appropriate  box.  For  individuals,  this is your social         -------------------------------------
security  number (SSN).  However,  for a resident  alien,  sole  proprietor,  or         Social Security Number
disregarded entity, see the Part I instructions.  For other entities, it is your
employer  identification  number (EIN). If you do not have a number,  see How to         |___|___|___|___|___|___|___|___|___|
get a TIN in the Instructions.
                                                                                                          or

Note: If the account is in more than one name, see the chart in the Instructions         -------------------------------------
for guidelines on whose number to enter.                                                 Employer identification number

                                                                                         |___|___|___|___|___|___|___|___|___|

------------------------------------------------------------------------------------------------------------------------------
Part II               Certification
------------------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject the backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.    I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

------------------------------------------------------------------------------------------------------------------------------
Sign            Signature of
Here            U.S. person-                                                                            Date-
------------------------------------------------------------------------------------------------------------------------------

      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF TWENTY EIGHT (28%) OR THE THEN APPLICABLE RATE OF ANY PAYMENTS MADE TO YOU BY THE PURCHASER AFTER THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the payor within sixty (60) days, twenty eight percent (28%) (or the then applicable rate) of any reportable payments made to me thereafter may be withheld.

Signature: __________________________           Date: ____________________

                            FOR INFORMATION CONTACT:

      Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                         [MACKENZIE PARTNERS, INC. LOGO]

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)

                                       or

                          Call Toll-Free (800) 322-2885
                       Email: proxy@mackenziepartners.com

                                   IMPORTANT:

   THIS LETTER OF TRANSMITTAL OR A PHOTOCOPY HEREOF OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE PURCHASER PRIOR TO 12:00 MIDNIGHT, NEW YORK
                       CITY TIME, ON THE EXPIRATION DATE.